                                                                    Exhibit 99.1

                            MONTHLY SERVICER'S REPORT
                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                                                                                               Settlement Date       11/30/2004
                                                                                               Determination Date    12/10/2004
                                                                                               Distribution Date     12/15/2004


I.      All Payments on the Contracts                                                                                 2,508,273.17
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                             116,039.86
III.    Repurchased Contracts                                                                                                 0.00
IV.     Investment Earnings on Collection Account                                                                             0.00
V.      Servicer Monthly Advances                                                                                        47,581.48
VI.     Distribution from the Reserve Account                                                                            19,457.30
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                               3,557.25
VIII.   Transfers to the Pay-Ahead Account                                                                               (4,017.62)
IX.     Less:  Investment Earnings distributions
          (a)  To Sellers with respect to the Collection Account                                                              0.00
          (b)  To Sellers with respect to the Pay-Ahead Account                                                               0.00
X.      Deposit in error                                                                                                      0.00
Total available amount in Collection Account                                                                         $2,690,891.44
                                                                                                                 =================


DISTRIBUTION AMOUNTS                                                            COST PER $1000
--------------------------------------------                                  ------------------

1.    (a) Class A-1 Note Interest Distribution                                                            0.00
      (b) Class A-1 Note Principal Distribution                                                           0.00
          Aggregate Class A-1 Note Distribution                                   0.00000000                                  0.00

2.    (a) Class A-2 Note Interest Distribution                                                            0.00
      (b) Class A-2 Note Principal Distribution                                                           0.00
          Aggregate Class A-2 Note Distribution                                   0.00000000                                  0.00

3.    (a) Class A-3 Note Interest Distribution                                                            0.00
      (b) Class A-3 Note Principal Distribution                                                           0.00
          Aggregate Class A-3 Note Distribution                                   0.00000000                                  0.00

4.    (a) Class A-4 Note Interest Distribution                                                            0.00
      (b) Class A-4 Note Principal Distribution                                                           0.00
          Aggregate Class A-4 Note Distribution                                   0.00000000                                  0.00

5.    (a) Class A-5 Note Interest Distribution                                                            0.00
      (b) Class A-5 Note Principal Distribution                                                           0.00
          Aggregate Class A-5 Note Distribution                                   0.00000000                                  0.00

6.    (a) Class A-6 Note Interest Distribution                                                            0.00
      (b) Class A-6 Note Principal Distribution                                                           0.00
          Aggregate Class A-6 Note Distribution                                   0.00000000                                  0.00

7.    (a) Class A-7 Note Interest Distribution                                                            0.00
      (b) Class A-7 Note Principal Distribution                                                           0.00
          Aggregate Class A-7 Note Distribution                                   0.00000000                                  0.00

8.    (a) Class A-8 Note Interest Distribution                                                            0.00
      (b) Class A-8 Note Principal Distribution                                                           0.00
          Aggregate Class A-8 Note Distribution                                   0.00000000                                  0.00

9.    (a) Class A-9 Note Interest Distribution                                                            0.00
      (b) Class A-9 Note Principal Distribution                                                           0.00
          Aggregate Class A-9 Note Distribution                                   0.00000000                                  0.00

10.   (a) Class A-10 Note Interest Distribution                                                      88,015.12
      (b) Class A-10 Note Principal Distribution                                                  2,268,353.81
          Aggregate Class A-10 Note Distribution                                 36.25182968                          2,356,368.93

11.   (a) Class B Certificate Interest Distribution                                                 244,679.31
      (b) Class B Certificate Principal Distribution                                                      0.00
          Aggregate Class B Certificate Distribution                              5.45000000                            244,679.31

12.   Servicer Payment
      (a) Servicing Fee                                                                              25,614.93
      (b) Reimbursement of prior Monthly Advances                                                    64,228.27
              Total Servicer Payment                                                                                     89,843.20

13.   Deposits to the Reserve Account                                                                                         0.00

TOTAL DISTRIBUTION AMOUNT                                                                                            $2,690,891.44
                                                                                                                 =================

                                  Page 1 of 4

RESERVE ACCOUNT DISTRIBUTIONS:
--------------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                     0.00
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                          0.00
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                                0.00
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                     0.00
                        TOTAL AMOUNTS TO SELLERS(CHASE USA & CHASE MANHATTAN BANK) =                                         $0.00
                                                                                                                 =================


                 INTEREST
--------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @            5.598%                                                        0.00
        (b) Class A-2 Notes    @            5.852%                                                        0.00
        (c) Class A-3 Notes    @            5.919%                                                        0.00
        (d) Class A-4 Notes    @            6.020%                                                        0.00
        (e) Class A-5 Notes    @            6.050%                                                        0.00
        (f) Class A-6 Notes    @            6.130%                                                        0.00
        (g) Class A-7 Notes    @            6.140%                                                        0.00
        (h) Class A-8 Notes    @            6.230%                                                        0.00
        (i) Class A-9 Notes    @            6.320%                                                        0.00
        (j) Class A-10 Notes   @            6.370%                                                   88,015.12
                     Aggregate Interest on Notes                                                                         88,015.12
        (k) Class B Certificates @          6.540%                                                                      244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                               0.00
        (b) Class A-2 Notes                                                                               0.00
        (c) Class A-3 Notes                                                                               0.00
        (d) Class A-4 Notes                                                                               0.00
        (e) Class A-5 Notes                                                                               0.00
        (f) Class A-6 Notes                                                                               0.00
        (g) Class A-7 Notes                                                                               0.00
        (h) Class A-8 Notes                                                                               0.00
        (i) Class A-9 Notes                                                                               0.00
        (j) Class A-10 Notes                                                                              0.00
        (k) Class B Certificates                                                                          0.00

3.   Total Distribution of Interest                                               COST PER $1000
                                                                                ------------------
        (a) Class A-1 Notes                                                       0.00000000              0.00
        (b) Class A-2 Notes                                                       0.00000000              0.00
        (c) Class A-3 Notes                                                       0.00000000              0.00
        (d) Class A-4 Notes                                                       0.00000000              0.00
        (e) Class A-5 Notes                                                       0.00000000              0.00
        (f) Class A-6 Notes                                                       0.00000000              0.00
        (g) Class A-7 Notes                                                       0.00000000              0.00
        (h) Class A-8 Notes                                                       0.00000000              0.00
        (i) Class A-9 Notes                                                       0.00000000              0.00
        (j) Class A-10 Notes                                                      1.35407876         88,015.12
                     Total Aggregate Interest on Notes                                                                   88,015.12
        (k) Class B Certificates                                                  5.45000000                            244,679.31



                 PRINCIPAL
--------------------------------------------
                                                                                No. of Contracts
                                                                                ----------------
1.   Amount of Stated Principal Collected                                                         1,186,775.09
2.   Amount of Principal Prepayment Collected                                         64            864,028.85
3.   Amount of Liquidated Contract                                                    6             217,549.87
4.   Amount of Repurchased Contract                                                   0                   0.00

       Total Formula Principal Distribution Amount                                                                    2,268,353.81

5. Principal Balance before giving effect to Principal Distribution                              Pool Factor
                                                                                                 -----------
        (a) Class A-1 Notes                                                                       0.0000000                   0.00
        (b) Class A-2 Notes                                                                       0.0000000                   0.00
        (c) Class A-3 Notes                                                                       0.0000000                   0.00
        (d) Class A-4 Notes                                                                       0.0000000                   0.00
        (e) Class A-5 Notes                                                                       0.0000000                   0.00
        (f) Class A-6 Notes                                                                       0.0000000                   0.00
        (g) Class A-7 Notes                                                                       0.0000000                   0.00
        (h) Class A-8 Notes                                                                       0.0000000                   0.00
        (i) Class A-9 Notes                                                                       0.0000000                   0.00
        (j) Class A-10 Notes                                                                      0.2550855          16,580,556.24
        (k) Class B Certificates                                                                  1.0000000          44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                   0.00
        (b) Class A-2 Notes                                                                                                   0.00
        (c) Class A-3 Notes                                                                                                   0.00
        (d) Class A-4 Notes                                                                                                   0.00
        (e) Class A-5 Notes                                                                                                   0.00
        (f) Class A-6 Notes                                                                                                   0.00
        (g) Class A-7 Notes                                                                                                   0.00
        (h) Class A-8 Notes                                                                                                   0.00
        (i) Class A-9 Notes                                                                                                   0.00
        (j) Class A-10 Notes                                                                                                  0.00
        (k) Class B Certificates                                                                                              0.00

7. Principal Distribution                                                         COST PER $1000
                                                                                ------------------
        (a) Class A-1 Notes                                                         0.00000000                                0.00
        (b) Class A-2 Notes                                                         0.00000000                                0.00
        (c) Class A-3 Notes                                                         0.00000000                                0.00
        (d) Class A-4 Notes                                                         0.00000000                                0.00
        (e) Class A-5 Notes                                                         0.00000000                                0.00
        (f) Class A-6 Notes                                                         0.00000000                                0.00
        (g) Class A-7 Notes                                                         0.00000000                                0.00
        (h) Class A-8 Notes                                                         0.00000000                                0.00
        (i) Class A-9 Notes                                                         0.00000000                                0.00
        (j) Class A-10 Notes                                                       34.89775092                        2,268,353.81
        (k) Class B Certificates                                                    0.00000000                                0.00

8. Principal Balance after giving effect to Principal Distribution                               Pool Factor
                                                                                                 -----------
        (a) Class A-1 Notes                                                                       0.0000000                   0.00
        (b) Class A-2 Notes                                                                       0.0000000                   0.00
        (c) Class A-3 Notes                                                                       0.0000000                   0.00
        (d) Class A-4 Notes                                                                       0.0000000                   0.00
        (e) Class A-5 Notes                                                                       0.0000000                   0.00
        (f) Class A-6 Notes                                                                       0.0000000                   0.00
        (g) Class A-7 Notes                                                                       0.0000000                   0.00
        (h) Class A-8 Notes                                                                       0.0000000                   0.00
        (i) Class A-9 Notes                                                                       0.0000000                   0.00
        (j) Class A-10 Notes                                                                      0.2201877          14,312,202.43
        (k) Class B Certificates                                                                  1.0000000          44,895,285.54


                 POOL DATA
--------------------------------------------
                                                                                                      Aggregate
                                                                           No. of Contracts       Principal Balance
                                                                           ----------------       -----------------
1.   Pool Stated Principal Balance as of             11/30/2004                 3,044               59,207,487.97

2.   Delinquency Information                                                                                           % Delinquent
                                                                                                                       ------------
              (a) 31-59 Days                                                      48                   955,532.64        1.614%
              (b) 60-89 Days                                                      13                   379,021.25        0.640%
              (c) 90-119 Days                                                     13                   264,472.93        0.447%
              (d) 120 Days +                                                      31                   735,952.28        1.243%


3.   Contracts Repossessed during the Due Period                                   5                   165,130.75

4.   Current Repossession Inventory                                                6                   200,082.28

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                  6                   217,549.87
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                     116,039.86
                                                                                                     ------------
       Total Aggregate Net Losses for the preceding Collection Period                                                   101,510.01

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                    1,349,849.43

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)         1,471                                 22,764,317.46

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                            9.124%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                               59.084


             TRIGGER ANALYSIS
--------------------------------------------

1. (a) Average Delinquency Percentage                                         2.652%
   (b) Delinquency Percentage Trigger in effect ?                                             YES

2. (a) Average Net Loss Ratio                                                 0.031%
   (b) Net Loss Ratio Trigger in effect ?                                                      NO
   (c) Net Loss Ratio (using ending Pool Balance)                             0.169%

3. (a) Servicer Replacement Percentage                                        0.089%
   (b) Servicer Replacement Trigger in effect ?                                                NO



               MISCELLANEOUS
--------------------------------------------

1.    Monthly Servicing Fees                                                                                             25,614.93

2.    Servicer Advances                                                                                                  47,581.48

3.    (a)  Opening Balance of the Reserve Account                                                                     8,611,216.66
      (b)  Deposits to the Reserve Account                                                                   0.00
      (c)  Investment Earnings in the Reserve Account                                                   10,193.40
      (d)  Distribution from the Reserve Account                                                       (19,457.30)
      (e)  Ending Balance of the Reserve Account                                                                      8,601,952.76

4.    Specified Reserve Account Balance 8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                      66,680.79
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                                 4,017.62
      (c)  Investment Earnings in the Pay-Ahead Account                                                      0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                               (3,557.25)
      (e)  Ending Balance in the Pay-Ahead Account                                                                       67,141.16